UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 15, 2005

(Date of earliest event reported)

Golden Oval Eggs, LLC

(Exact name of Registrant as specified in its charter)

Delaware	132-02266	20-0422519
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Dupont Avenue NE

Renville, Minnesota 56284

(Address of principal executive offices)

Registrant’s telephone number, including area code: (320) 329-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure.

At its Annual Meeting of Members held on March 15, 2005, Golden Oval Eggs, LLC, a Delaware limited liability company, reported on its results for its fiscal year ended August 31, 2004 and announced strategic plans and intentions for the future.  The Company also disclosed what it understands to be the intentions of certain members of management and the Board of Directors with respect to possible purchases of limited liability company units in the Company and related matters.  A copy of the power point presentation regarding such financial results, plans and intentions for the future and possible purchases is being furnished with this filing on Form 8-K to ensure, pursuant to Regulation FD, that all investors are provided information made available at the Annual Meeting which could be of importance to investors.  The material furnished is not to be considered filed for purposes of the obligations of the Company under applicable federal securities laws.  The power point material on financial results and plans and intentions should not be considered complete or necessarily indicative of future operating results of the Company and is subject to estimates, assumptions and limitations which are not fully elaborated in the material.  The Company specifically disclaims any obligation to update the information presented to reflect future events or developments.

In a media release provided on March 18, 2005, the Company released the results of the election of members of the Board of Managers held at the Annual Meeting of Members on March 15, 2005.  In addition to providing a summary description of the presentations at the Annual Meeting, the Company announced that Marvin Britkreutz, Mark Chan and Chris Edgington were reelected to serve on the Board of Managers for three year terms, ending in 2008.  Rodney Hebrink and Paul Wilson were elected to the Board of Mangers for two year terms, ending in 2007.  (Hebrink and  Wilson were elected to the Board for the first time.)  Brad Petersburg and Randy Tauer were reelected to the Board of Managers, to serve one year terms ending in 2006.  A copy of the media release is being furnished with this filing on Form 8-K to ensure, pursuant to Regulation FD, that all investors are provided information regarding the actions taken at the Annual Meeting that could be of importance to investors.  The material furnished is not to be considered filed for purposes of the obligations of the Company under applicable federal securities laws.  The media release should not be considered complete or necessarily indicative of future operating results of the Company and is subject to estimates, assumptions and limitations which are not fully elaborated in the material.  The Company specifically disclaims any obligation to update the information presented to reflect future events or developments.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This material accompanying this document contains information and data which constitute forward-looking statements based on assumptions by the management of the Company as of the date of this document.  If management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could differ materially from those anticipated. These differences could be caused by a number of factors or combination of factors including, but not limited to, those factors described under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.  Readers are urged to consider such factors when evaluating any forward-looking statement, and the Company cautions you not to put undue reliance on any forward-looking statements.

Item 9.01.               Financial Statements and Exhibits.

(a)           Financial Statements:  Not Applicable.

(b)           Pro Forma Financial Information:  Not Applicable.

(c)           Exhibits:

Exhibit 99.1            Power point presentation dated March 15, 2005.

Exhibit 99.2            Media Release dated March 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Oval Eggs, LLC

Dated: March 17, 2005	By	/s/ DANA PERSSON
Dana Persson, President and Chief Executive Officer